SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant toss. 240.14a-12

                               ASB FINANCIAL CORP.
                      -----------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         1)  Title of each class of securities to which transaction applies:
             ---------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:
             ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ---------------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:
             ---------------------------------------------------------------
         5)  Total fee paid:
             ---------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
             --------------------------------------
         2)  Form, Schedule or Registration Statement No.:
             --------------------------------------
         3)  Filing Party:
             --------------------------------------
         4)  Date Filed:
             --------------------------------------

                               ASB FINANCIAL CORP.
                             503 Chillicothe Street
                             Portsmouth, Ohio 45662
                                 (740) 354-3177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2001 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held at Shawnee State University, Micklethwaite Room, 940 Second Street, Portsmouth, Ohio 45662, on October 24, 2001, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.   To elect five directors of ASB for terms expiring in 2002;

2. To ratify the selection of Grant Thornton LLP as the auditors of ASB for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of ASB of record at the close of business on August 31, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                           By Order of the Board of Directors




Portsmouth, Ohio                           Robert M. Smith, President
September 18, 2001

                               ASB FINANCIAL CORP.
                             503 Chillicothe Street
                             Portsmouth, Ohio 45662
                                 (740) 354-3177

                                 PROXY STATEMENT


                                     PROXIES

The enclosed Proxy is solicited by the Board of Directors of ASB Financial Corp. ("ASB") for use at the 2001 Annual Meeting of Shareholders of ASB to be held at Shawnee State University, Micklethwaite Room, 940 Second Street, Portsmouth, Ohio, 45622, on October 24, 2001, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). The Proxy will not be used for any other meeting. Without affecting any vote previously taken, a shareholder may revoke a Proxy by executing a later dated proxy which is received by ASB before the Proxy is exercised or by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the reelection of William J. Burke, Lee O. Fitch, Gerald R. Jenkins, Louis M. Schoettle, and Robert M. Smith as directors of ASB for terms expiring in 2002; and

               FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of ASB for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of ASB and its subsidiary, American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The cost of soliciting Proxies will be borne by ASB.

         Only shareholders of record as of the close of business on August 31, 2001, are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. ASB's records disclose that, as of the Voting Record Date, there were 1,548,279 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of ASB on or about September 24, 2001.

                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and ASB's Code of Regulations, the five nominees receiving the greatest number of votes will be elected as directors. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted ("non-votes") and shares as to which the authority to vote is withheld will not be counted toward the election of directors. If you sign and date a Proxy but do not specify how your shares should be voted, your shares will be voted FOR the reelection of the five nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares of ASB represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of ASB for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If you sign and date a Proxy but do not specify how your shares should be voted, your shares will be voted FOR the ratification of the selection of Grant Thornton as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the only persons known to ASB to beneficially own more than five percent of the outstanding common shares of ASB as of August 31, 2001:

                                          Amount and nature of                    Percent of
Name and address                           beneficial ownership               shares outstanding
----------------                          ---------------------              ------------------
ASB Financial Corp. Employee
  Stock Ownership Plan
1201 Broadway
Quincy, Illinois 62301                         139,534 (1)                            9.01%

Gerald R. Jenkins
5904 Farney Avenue
Sciotoville, Ohio 45662                        137,588 (2)                            8.54

Robert M. Smith
191 Pine Hill Lane
Portsmouth, Ohio 45663                         110,040 (3)                            6.85

----------------------------

(1) Includes 46,572 unallocated shares as to which First Bankers Trust, N.A., as the Trustee for the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP"), has sole voting power. First Bankers Trust Company, N.A. (the "ESOP Trustee"), has shared investment power over all shares held in the ESOP Trust and sole voting power over shares held in the ESOP Trust which have not been allocated to the accounts of ESOP participants.

(Footnotes continued on next page)

(2) Includes 61,942 shares which may be acquired within the next 60 days upon exercise of an option, 30,820 shares as to which Mr. Jenkins has shared voting and investment power, and 14,142 shares as to which Mr. Jenkins has shared investment power.

(3) Includes 16,926 shares allocated to Mr. Smith's ESOP account as to which Mr. Smith has voting power, 57,382 shares which may be acquired upon exercise of an option, 20,558 shares as to which Mr. Smith has shared voting and investment power, and 8,295 shares as to which Mr. Smith has shared investment power.

         The following table sets forth certain information with respect to the number of common shares of ASB beneficially owned by each director of ASB and by all directors and executive officers of ASB as a group as of August 31, 2001:


                                       Amount and nature of                     Percent of
Name and address (1)                   beneficial ownership (2)           shares outstanding (3)
--------------------                  -------------------------          ----------------------
William J. Burke                             51,085 (4)                            3.27%
Lee O. Fitch                                 45,801 (5)                            2.95
Gerald R. Jenkins                           137,588 (6)                            8.54
Louis M. Schoettle                           50,601 (7)                            3.24
Robert M. Smith                             110,040 (8)                            6.85
All directors and executive
    officers of ASB
    as a group (8 persons)                  476,337                               27.30

--------------------------

(1) Each of the persons listed in this table may be contacted at the address of ASB.

(2) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3) Assumes a total of 1,548,279 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days, if any.

(4) Includes 15,516 shares which may be acquired upon the exercise of an option, and 22,199 as to which Mr. Burke has shared investment power.

(5) Includes 6,207 shares which may be acquired upon the exercise of an option, 24,594 shares held by the ASB Management Recognition Plan (the "MRP") as to which Mr. Fitch has shared voting power as Trustee of the MRP, and 8,653 shares as to which Mr. Fitch has shared investment power.

(6) Includes 61,942 shares which may be acquired upon the exercise of an option, 30,820 shares as to which Mr. Jenkins has shared voting and investment power, and 14,142 shares as to which Mr. Jenkins has shared investment power.

(7) Includes 15,516 shares which may be acquired upon the exercise of an option, 21,883 shares as to which Dr. Schoettle has shared voting and investment power, and 8,985 shares as to which Dr. Schoettle has shared investment power.

(Footnotes continued on next page)

(8) Includes 57,382 shares which may be acquired upon the exercise of an option, 20,558 shares as to which Mr. Smith has shared voting and investment power, and 8,295 shares as to which Mr. Smith has shared investment power.


                               BOARD OF DIRECTORS

Election of Directors

         The Board of Directors consists of five directors which must be reelected annually. The Board of Directors proposes the reelection of the following persons to serve as directors of ASB until the annual meeting of shareholders in 2002 and until their successors are duly elected and qualified:

                                                                                        Director
                                                                                         of ASB
Name                                Age (1)            Position(s) held                   since
----                                -------            ----------------                   -----
William J. Burke                       60              Director                            1995
Lee O. Fitch                           85              Director                            1995
Gerald R. Jenkins                      66              Chairman of the Board               1995
Louis M. Schoettle                     75              Director                            1995
Robert M. Smith                        55              Director and President              1995

----------------------------

(1)  As of September 15, 2001.

     If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     Mr. Burke is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1977.

     Mr. Fitch is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. He has practiced law with Miller, Searl and Fitch since 1950.

     Mr. Jenkins retired as the President and Chief Executive Officer of ASB and American effective January 1998. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President.

     Dr. Schoettle is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

     Mr. Smith has been employed by American since 1966 and is currently the President and Chief Executive Officer of American. In 1998, he was also named the President of ASB. Prior positions held by Mr. Smith with American include Secretary, Treasurer and Executive Vice President.

     Each of the directors of ASB is also a director of American. Each nominee became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American.

     In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

Meetings of Directors

     The Board of Directors of ASB met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2001.

     Each director of ASB is also a director of American. The Board of Directors of American also met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2001.

Committees of Directors

     The Audit Committee and Executive Committee serve both the Board of ASB and the Board of American. The full Board of Directors of ASB serves as a nominating committee.

     The Audit Committee recommends audit firms to the full Boards of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Mr. Fitch, Mr. Burke and Dr. Schoettle. The Audit Committee met once during the fiscal year ended June 30, 2001.

     All directors are members of the Executive Committee. The Executive Committee is authorized to act on behalf of the Boards of Directors between regular meetings of the Boards. The Executive Committee met five times during the fiscal year ended June 30, 2001.


                               EXECUTIVE OFFICERS

     In addition to Mr. Smith, the President of both ASB and American, the following persons are executive officers of ASB and American and hold the designated positions:

Name                                   Age (1)            Position(s) held
Carlisa R. Baker                          39              Treasurer of American and ASB

Mary Kathryn Fish                         50              Secretary of American and ASB

Michael L. Gampp                          32              Vice President/Chief Financial Officer

Jack A. Stephenson                        49              Vice President/Lending of American

--------------------------

(1)      As of September 15, 2001.

     Ms. Baker has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. In that capacity, she is responsible for American's accounting department. Ms. Baker has served as the Treasurer of ASB since November 1995.

     Ms. Fish has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

     Mr. Gampp has been employed by American since September of 2000 and serves as Vice President and Chief Financial Officer. From 1997 until his employment with American, Mr. Gampp was a principal with Reynolds & Co., Certified Public Accountants. From 1995 to 1997 he was Chief Financial Officer of Buckeye Rural Electric.

     Mr. Stephenson has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table sets forth the compensation paid to Robert M. Smith, the President of ASB and American, for the fiscal years ended June 30, 2001, 2000, and 1999. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.

                           Summary Compensation Table

                                          ----------------------------------------------------------------------------------
                                          Annual compensation            Long term compensation             All other
                                                                                                         compensation (1)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Awards
                                                                    --------------------------------
Name and principal              Year    Salary ($)   Bonus ($)       Restricted         Securities
position                                                            stock awards        underlying
                                                                        ($)          options/SARs (#)

----------------------------------------------------------------------------------------------------------------------------
Robert M. Smith                 2001     $120,000     $14,000            --                   --               $46,689 (2)
   President                    2000     $106,500     $10,000            --                   --               $52,120 (3)
                                1999      $96,750      $5,000            --                   --               $47,451 (4)

-------------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Smith, the cost of which was less than 10% of his annual salary and bonus.

(2) Consists of director's fees of $20,100 and the $26,589 aggregate value of allocations to Mr. Smith's account under the ESOP.

(3) Consists of directors' fees of $19,800 and the $32,320 aggregate value of allocations to Mr. Smith's account under the ESOP.

(4) Consists of directors' fees of $19,500 and the $27,951 aggregate value of allocations to Mr. Smith's account under the ESOP.

Salary Plan

     American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of Messrs. Jenkins and Smith. The Plan provides for continued monthly compensation to the employee, or his or her beneficiary, for 180 months following the employee's retirement from American at age 65, provided the employee has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if the employee retires after age 55 and before age 65. If the employee's employment is terminated prior to the employee attaining age 55 for any reason other than total disability or death, the employee is not entitled to receive any benefits under the Salary Plan. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.

Stock Option Plan

     At the 1995 Annual Meeting of Shareholders of ASB, the shareholders approved the Stock Option Plan. Pursuant to the Stock Option Plan, 171,396 common shares were reserved for issuance by ASB upon the exercise of options to be granted to certain directors, officers and employees of American and ASB from time to time under the Stock Option Plan.

     The following table sets forth information regarding the number and value of unexercised options held by Mr. Smith at June 30, 2001:

                           Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/01 Option /SAR Values


                                                                         Number of Securities          Value of Unexercised In-the-
                                                                        Underlying Unexercised            Money Options/SARs
Name                       Shares Acquired            Value            Options/SARs at 6/30/01 (#)          at 6/30/01 ($)(1)
                           on Exercise (#)         Realized ($)        Exercisable/Unexercisable         Exercisable/Unexercisable
------------------------   ---------------        ------------        --------------------------       ----------------------------
Robert M. Smith                   -0-                  N/A                      57,382/-0-                     $135,422/$0

-------------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $7.64 per share exercise price of the option and the fair market value of ASB's shares, which was $10.00 per share on June 30, 2001.


Management Recognition Plan

     With funds contributed by American, the MRP purchased 68,558 common shares, all of which have been awarded to directors and executive officers of ASB and American. Unless the Compensation Committee specifies a longer time period at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award. Of the shares awarded, 43,964 have vested.

Employee Stock Ownership Plan

     ASB established the ESOP for the benefit of employees of ASB and its subsidiaries, including American, who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries. As of August 31, 2001, 92,963 of the 139,534 common shares of the Company held in the ESOP Trust had been allocated to the accounts of participants.

Director Compensation

     Each director currently receives a fee of $500 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each non-employee committee member receives $100 per committee meeting attended.

     American maintains a deferred compensation benefit plan under which the directors may defer payment of their director's fees. The amounts deferred are used to purchase common shares of ASB at various times throughout the year. Dividends on ASB shares, to the extent permitted by law and regulations, shall be reinvested in ASB shares. One month after a director ceases to be an active director of American, American shall pay the director's deferred amount in a lump sum, or at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount shall be paid in common shares of ASB unless American elects to convert the shares into cash.

     If a director dies while serving as a director of American, equal monthly payments for a period of ten years will be made to the director's beneficiary equivalent to the amount the director would have received if he had retired on the day of his death.


                              SELECTION OF AUDITORS

     The Board of Directors has selected Grant Thornton LLP as the auditors of ASB for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Committee Report

     The Audit Committee of the Board of Directors of ASB is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit ASB's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

     As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of ASB. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from ASB, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o    Management's judgments and accounting estimates
o    Whether there were any significant audit adjustments
o    Whether there were any disagreements with management
o    Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to Grant Thornton's retention
o    Whether Grant Thornton encountered any difficulties in performing the audit
o    Grant Thornton's judgments about the quality of ASB's accounting principles
o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2001, to be filed with the SEC.

Lee O. Fitch
William J. Burke
Louis M. Schoettle

Audit Fees

     During the fiscal year ended June 30, 2001, Grant Thornton billed ASB $29,710 in fees for professional services in connection with the audit of ASB's annual financial statements and the review of financial statements included in ASB's forms 10-QSB.

Financial Information Systems Design and Implementation Fees

     During the last fiscal year, ASB did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to ASB's financial statements.

All Other Fees

     During the fiscal year ended June 30, 2001, Grant Thornton billed ASB $13,520 in fees for all accounting services rendered by Grant Thornton, other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     If a qualified shareholder of ASB intends to submit a proposal to be considered for inclusion in ASB's form of Proxy and in ASB's Proxy Statement (the "Proxy Materials") for the 2002 Annual Meeting of Shareholders (the "2002 Annual Meeting"), such proposal must be received by ASB no later than May 18, 2002. If a shareholder intends to present a proposal at the 2002 Annual Meeting and the proposal was not included in the Proxy Materials, ASB's management proxies for the 2002 Annual Meeting will still be entitled to use their discretionary voting authority to vote on such proposal despite the exclusion of any discussion of the matter in the Proxy Materials if the proposal is not received by ASB before August 1, 2002.

     Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                           By Order of the Board of Directors




Portsmouth, Ohio                           Robert M. Smith, President
September 18, 2001

                                    EXHIBIT A

                               ASB FINANCIAL CORP.

                             AUDIT COMMITTEE CHARTER


Organization

     This Charter governs the operations of the Audit Committee of ASB Financial Corp. (the "Company"). The Company's Board of Directors will establish and maintain a Committee of at least two members, a majority of the members of which shall be independent directors. Members of the Committee shall be considered independent if they have no relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Satisfaction of these independence requirements shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc.

Statement of Policy

     The Committee shall assist the Company's Board in fulfilling its oversight responsibility to shareholders, the investment community and governmental bodies relating to the Company's financial statements and financial reporting process, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. In so doing, the Committee will maintain free and open means of communication between the directors, the independent accountant, the internal auditors, and the Company's financial management.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principals. That is the responsibility of management and the Company's independent accountant.

Responsibilities

     In carrying out its responsibilities and duties, the Committee shall:

     1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually.

     2. Review and discuss with management the Company's annual financial statements and the independent accountant's opinion rendered with respect to such financial statements.

     3. Recommend to the Board the selection of the independent accountant, considering independence and effectiveness, to audit the financial statements of the Company and its divisions and subsidiaries, if any.

     4. Evaluate, together with the Board, the performance of the independent accountant, and, if so determined by the Committee, recommend that the Board replace the independent accountant.

     5.  Communicate  to the  independent  accountant  that they are  ultimately
accountable   to  the   Board   and   the   Committee,   as  the   shareholders'
representatives.

     6. Ensure that the independent accountant submit to the Committee periodically a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent accountant about all disclosed relationships or services that may impact the objectivity and independence of the independent accountant.

     7. Review the performance of the independent accountant and consult with the independent accountant out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS No. 61") and an explanation from the independent accountant of the factors considered by the independent accountant in determining the audit's scope. The independent accountant should confirm that no limitations have been placed on the scope or nature of the audit.

     8. Review with management, the independent accountant and the internal auditor any difficulties or disagreements encountered during the course of the audit, as well as any improvements that could be made in the audit or internal control procedures.

     9. Receive communications, if any, from the independent accountant with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

     10. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent accountant the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent accountant the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

     11. Perform any other activities consistent with this Charter, the Company's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               ASB FINANCIAL CORP.

             ASB FINANCIAL CORP. 2001 ANNUAL MEETING OF SHAREHOLDERS
                                October 24, 2001

         The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints the Proxy Committee of ASB, or any single member of the Proxy Committee, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at Shawnee State University, Micklethwaite Room, 940 Second Street, Portsmouth, Ohio 45662, on October 24, 2001, at 11:00 a.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of five directors for terms expiring in 2002:

             FOR all nominees                            WITHHOLD authority to
     [   ]   listed below                        [   ]   Vote for all nominees
             (except as marked to the                    listed below:
                 contrary below):

                                William J. Burke
                                  Lee O. Fitch
                                Gerald R. Jenkins
                            Louis M. Schoettle, M.D.
                                 Robert M. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of ASB for the current fiscal year.


     [   ]  FOR                  [   ]  AGAINST                [   ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

         The Board of Directors recommends a vote "FOR" the nominees and the proposal listed on the reverse side.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

                  All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2001 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.



----------------------------                ------------------------------
Signature                                            Signature


Dated: _____________________                Dated: _______________________


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.































                                      -2-